Exhibit 99.2

Contango ORE Announces Pricing of $30.4 Million Underwritten Public Offering of Common Stock

HOUSTON--(BUSINESS WIRE)--July 24, 2023--Contango ORE, Inc. (“Contango,” “CORE” or the “Company”) (NYSE American: CTGO), today announced the pricing of its previously announced underwritten public offering (the “Offering”) of 1,600,000 shares of its common stock at a public offering price of $19.00 per share. Gross proceeds from the Offering are expected to be $30.4 million before deducting underwriting discounts, commissions, and estimated Offering expenses. In addition, Contango has granted the underwriters a 30-day option to purchase up to an additional 240,000 shares of common stock.

The Company intends to use the net proceeds from the Offering to fund its contribution obligations to the Peak Gold JV for the Manh Choh project (a joint venture between Kinross 70% and Contango 30%), to continue exploration drilling for potential resource expansion at its Lucky Shot project, and to fund working capital requirements.

Rick Van Nieuwenhuyse, the Company’s President and Chief Executive Officer, said, "This financing is an important milestone for the Company as we are pleased to announce that Contango is now fully funded to reach production at the Manh Choh mine, which is scheduled to commence full-scale production in the second half of 2024. This financing will allow us to fully utilize our secured $65 million credit facility with ING Capital LLC and Macquarie Bank Limited and, in turn, meet the final funding obligations at the Manh Choh mine. It will also allow us to start an exploration drill program at the Lucky Shot project, primarily focused on in-fill and expansion drilling of the Lucky Shot vein structure. Once all assays and geologic modeling are completed, we will update our S-K 1300 Resource Technical Report on the Lucky Shot project. We also anticipate this financing will bring broader market awareness and increased trading volume as we bring Alaska’s next gold mine into production."

Maxim Group LLC and Freedom Capital Markets are acting as joint book-runners for the Offering. The Offering is expected to close on or about July 26, 2023, subject to the satisfaction of customary closing conditions.

The Offering is being made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-260511) previously filed with the U.S. Securities and Exchange Commission (“SEC”) and declared effective on November 17, 2021. The shares may be offered only by means of a prospectus. A preliminary prospectus supplement and the accompanying prospectus relating to and describing the terms of the Offering, which form a part of the effective registration statement, have been filed with the SEC and are available on the SEC’s website at www.sec.gov. The final terms of the Offering will be disclosed in a final prospectus supplement to be filed with the SEC. When available, copies of the final prospectus supplement and accompanying prospectus relating to the Offering may also be obtained by contacting Maxim Group LLC, at 300 Park Avenue, 16th Floor, New York, NY 10022, Attention: Prospectus Department, or by email at syndicate@maximgrp.com or telephone at (212) 895-3745 or by contacting Freedom Capital Markets, at 40 Wall Street, 58th Floor, New York, NY 10005, or by email at EquitySyndicate@freedomcapmkts.com or telephone at (800) 786-1469.

This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

ABOUT CORE

Contango is a NYSE American listed company that engages in exploration for gold and associated minerals in Alaska. Contango holds a 30% interest in Peak Gold, LLC (the “Peak Gold JV”), which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by an indirect subsidiary of Kinross Gold Corporation (“Kinross”), operator of the Peak Gold JV. The Company also has a lease on the Lucky Shot project from the underlying owner, Alaska Hardrock Inc. and through its subsidiary has 100% ownership of approximately 8,000 acres of peripheral State of Alaska mining claims. Contango also owns a 100% interest in an additional approximately 137,280 acres of State of Alaska mining claims through its wholly owned subsidiary, which gives Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved). Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: satisfaction of customary closing conditions related to the Offering and sale of the shares of common stock; Contango’s ability to complete the Offering; the risks of the exploration and mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; CORE’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the SEC. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

Contacts

Contango ORE, Inc.
Rick Van Nieuwenhuyse
(713) 877-1311
www.contangoore.com